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                                                              Exhibit 10.14

                               AMENDMENT AGREEMENT

        AMENDMENT AGREEMENT, dated as of January 1, 1997, by and between ENAMELON, INC., a Delaware corporation, having Its principal place of business at 15 Kimball Avenue, Yonkers New York 10704 (the "Company"), and D. BROOKS COLE, residing at 36 Cherry Tree Lane, Orchard Park, New York 14127 (the "Employee").

        The Company and the Employee are parties to an Amended and Restated Employment Agreement, dated June 1, 1995 (the "Employment Agreement") and have agreed to amend the Employment Agreement as herein provided. Capitalized terms used herein shall have the meanings set forth in the Employment Agreement unless otherwise defined herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         I . Section 4(f) of the Employment Agreement is hereby deleted in its entirely and the following new Section 4(f) is hereby inserted in lieu thereof

                       (f) Until the earlier of (i) the termination of this Agreement, (ii) the Employee's relocation to a permanent residence that is located within 100 miles of the Company's principal office facility (presently located at 758 Route 18, East Brunswick, New Jersey), or (iii) June 1, 1997, the Company shall reimburse the Employee for rent on any temporary residence maintained by the Employee within 100 miles of the Company's principal office facility. In addition, the Company shall pay the Employee $10,000 to cover relocation expenses upon his permanent relocation within 100 miles of the Company's principal office facility.

        2. The terms "this Agreement," "hereof," "hereunder" and words of like meaning appearing in the Employment Agreement shall mean and refer to the Employment Agreement as amended hereby.

        3. Except as otherwise amended by this Amendment Agreement, the Employment Agreement shall remain in full force and effect and the Company and the Employee each hereby reaffirm each of their respective agreements, covenants and obligations set forth therein.


              IN WITNESS WHEREOF, the panics hereto have executed this Amendment Agreement as of the date above written.

                                                 ENAMELON, INC.

                                                 By: /s/ Steven R. Fox
                                                     -----------------------
                                                     Steven R. Fox, Chairman

                                                     /s/ D. Brooks Cole
                                                     ------------------------
                                                     D. Brooks Cole